UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 14, 2012 (March 13, 2012)

REIS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898
(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-1122
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 14, 2012, Reis, Inc. (the “Company”) issued a press release regarding the rendering of a verdict on March 13, 2012 against the Company in construction defect litigation in Douglas County, Colorado.

Pursuant to General Instruction F to Form 8-K, a copy of the press release dated March 14, 2012 is attached hereto as Exhibit 99.1, and is incorporated into this Item 8.01 by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
99.1	Press Release Dated March 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.

		By:	/s/ Alexander G. Simpson
Alexander G. Simpson
Vice President & General Counsel

Date:	March 14, 2012

Exhibit Index
99.1	Press Release Dated March 14, 2012